Exhibit 99.1
                                                                    ------------

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION
                     ASA INTERNATIONAL LTD. AND SUBSIDIARIES


         The accompanying condensed financial statements illustrate the effect of the acquisition of the business of PowerCerv Corporation ("PCRV"), on the Company's financial position and results of operations. The pro forma condensed consolidated balance sheet as of September 30, 2002 is based on the historical balance sheets of ASA International Ltd. and PCRV as of that date. The pro forma condensed consolidated balance sheet assumes the acquisition took place on September 30, 2002.

         The pro forma condensed consolidated statement of operations for the year ended December 31, 2001 is based on the historical statements of operations of ASA International Ltd. and PCRV and assumes the acquisition took place on January 1, 2001. The pro forma condensed consolidated statement of operations for the nine months ended September 30, 2002 is based on the historical statements of operations of ASA International Ltd. and PCRV and assumes the acquisition took place on January 1, 2001.

        The pro forma condensed consolidated financial statements may not be indicative of the actual results of the acquisition and there can be no assurance that the foregoing results will be obtained. In particular, the pro forma condensed financial statements are based on management's current estimate of the allocation of the purchase price, the actual allocation of which may differ.

            The accompanying pro forma condensed financial statements should be read in conjunction with the historical financial statements of ASA International Ltd., and PCRV.

 ASA International Ltd. and Subsidiaries Unaudited Pro Forma Condensed Combined
                     Balance Sheet as of September 30, 2002

             ASSETS                             ASA Historical     PowerCerv       ProForma Adjustments  ASA ProForma
                                               ------------------------------      -----------------------------------------
CURRENT ASSETS:

  Cash and cash equivalents                    $  5,258,449     $   127,000 (a)    $  (127,000)          $  4,758,449
                                                                            (b)       (500,000)
  Receivables-net                                 2,224,864         406,000 (a)        (56,159)             2,574,705
  Other current assets                              662,976         305,000 (a)       (305,000)               662,976

                                               -----------------------------       -----------------------------------
TOTAL CURRENT ASSETS                              8,146,289         838,000           (988,159)             7,996,130

PROPERTY AND EQUPMENT-NET                         5,103,911          58,000 (a)        (58,000)             5,103,911

SOFTWARE -NET                                     2,259,050         232,000                                 2,491,050

COSTS EXCEEDING NET ASSETS ACQUIRED                                         (c)      1,246,626              1,246,626

NOTE RECEIVABLE                                   2,222,114                                                 2,222,114

OTHER ASSETS                                      1,688,860         164,000 (a)       (154,000)             1,698,860
                                               -----------------------------       -----------------------------------
                 TOTAL                         $ 19,420,224     $ 1,292,000        $    46,467           $ 20,758,691
                                               =============================       ===================================

LIABILITIES & SHAREHOLDERS EQUITY
CURRENT LIABILITIES:

  Accrued expenses                             $  2,408,705     $   976,000 (a)    $  (708,000)          $  2,757,448
                                                                            (d)         80,743
  Customer deposits                                 374,112                                                   374,112
  Deferred revenue                                  421,755         487,000                                   908,755
  Accounts payable                                  325,071         402,000 (a)         (5,000)               722,071
  Other current liabilities                          85,187                 (b)        105,724                190,911
                                               -----------------------------       -----------------------------------

TOTAL CURRENT LIABILITIES                         3,614,830       1,865,000           (526,533)             4,953,297

DEFERRED TAXES                                      709,000                                                   709,000

LONG-TERM DEBT                                    3,649,858                                                 3,649,858

COMMITMENTS AND CONTINGENCY

COMMON STOCK SUBJECT TO REPURCHASE                  595,530                                                   595,530

SHAREHOLDERS' EQUITY
Preferred stock
Common stock                                         58,813                                                    58,813
Additional paid-in capital                        8,858,750                                                 8,858,750
Retained earnings                                 5,358,393                                                 5,358,393
                                                                   (573,000)(e)        573,000                      0
Unrealized loss on marketable securities             (6,494)                                                   (6,494)
                                               -----------------------------       -----------------------------------
                                                 14,269,462        (573,000)           573,000             14,269,462
Less: Treasury stock                              3,418,456                                                 3,418,456
                                               -----------------------------       -----------------------------------
                                                 11,446,536        (573,000)           573,000             11,446,536
                                               -----------------------------       -----------------------------------
                 TOTAL                         $ 19,420,224     $ 1,292,000        $    46,467           $ 20,758,691
                                               =============================       ===================================

         Condensed Combined Statement of Operations for the nine months ended September 30, 2002

REVENUES:                                      ASA Historical     PowerCerv       ProForma Adjustments  ASA ProForma
                                               ------------------------------      -----------------------------------
SERVICES                                       $  7,743,315     $ 1,740,000                              $  9,483,315
PRODUCT LICENCES                                  2,943,607         365,000                                 3,308,607
COMPUTER & ADD-ON HARDWARE                        1,225,186                                                 1,225,186
                                               -----------------------------       -----------------------------------

NET REVENUE                                      11,912,108       2,105,000                                14,017,108
                                               -----------------------------       -----------------------------------

COST OF REVENUE:

SERVICES                                         3,815,737          758,000                                 4,573,737
PRODUCT LICENCES & DEVELOPMENT                   2,175,592          788,000 (f)       (143,000)             2,855,392
                                                                            (g)         34,800
COMPUTER & ADD-ON HARDWARE                         938,207                                                    938,207
                                               -----------------------------       -----------------------------------

TOTAL COST OF REVENUE                            6,929,536        1,546,000           (108,200)             8,367,336
                                               -----------------------------       -----------------------------------

EXPENSES:

MARKETING & SALES                                2,137,297          429,000                                 2,566,297
GENERAL & ADMINISTRATIVE                         2,285,995          847,000 (f)        (18,000)             3,114,995
WORK FORCE REDUCTION & OTHER                                         30,000                                    30,000
                                               -----------------------------       -----------------------------------

TOTAL EXPENSES:                                  4,423,292        1,306,000            (18,000)             5,711,292
                                               -----------------------------       -----------------------------------

EARNINGS (LOSS) FROM OPERATIONS                    559,280         (747,000)           126,200                (61,520)
                                               -----------------------------       -----------------------------------

Interest Income (Expense)-net                       99,876           51,000 (h)        (51,000)                99,876

Other Income
   License fee -- divestiture                      100,000                                                    100,000
   Management fee                                  149,125                                                    149,125
   Other                                            13,118                                                     13,118

                                               -----------------------------       -----------------------------------

Earnings Before Taxes on Income                    921,399         (696,000)            75,200                300,599
                                               -----------------------------       -----------------------------------

Income Taxes                                       415,000                  (i)       (294,976)               120,024
                                               -----------------------------       -----------------------------------

                                               -----------------------------       -----------------------------------
NET EARNINGS(LOSS)                             $   506,399      $  (696,000)       $   370,176           $    180,575
                                               =============================       ===================================

NET INCOME PER SHARE-BASIC                     $      0.16      $     (0.53)                             $       0.06
                                               =============================       ===================================
NET INCOME PER SHARE-DILUTED                   $      0.15      $     (0.53)                             $       0.05
                                               =============================       ===================================

Basic Weighted Ave Shares                        3,255,480        1,313,000                                 3,255,480
                                               =============================       ===================================
Dilutive Weighted Ave Shares                     3,291,675        1,313,000                                 3,291,675
                                               =============================       ===================================

           ASA International Ltd. and Subsidiaries Unaudited Pro Forma
          Condensed Combined Statement of Operations for the year ended
                               December 31, 2001

REVENUES:                                      ASA Historical     PowerCerv       ProForma Adjustments  ASA ProForma
                                               ------------------------------     -----------------------------------
PRODUCT LICENCES                               $ 3,395,016      $ 1,231,468                              $  4,626,484
SERVICES                                        10,139,008        4,875,294                                15,014,302
COMPUTER & ADD-ON HARDWARE                       1,210,946                                                  1,210,946
                                               -----------------------------      ------------------------------------

NET REVENUE                                     14,744,970        6,106,762                                20,851,732
                                               -----------------------------      ------------------------------------

COST OF REVENUE:

PRODUCT LICENCES & DEVELOPMENT                   3,045,072        2,229,422 (f)        (68,848)             5,045,846
                                                                            (f)       (183,000)
                                                                            (g)         23,200
SERVICES                                         5,332,616        3,465,959 (f)        (68,066)             8,730,509
COMPUTER & ADD-ON HARDWARE                         944,250                                                    944,250
                                               -----------------------------      ------------------------------------

TOTAL COST OF REVENUE                            9,321,938        5,695,381           (296,714)            14,720,605
                                               -----------------------------      ------------------------------------

EXPENSES:

MARKETING & SALES                                3,071,138        1,711,422 (f)        (58,678)             4,723,882
GENERAL & ADMINISTRATIVE                         3,282,407        2,580,296 (f)       (184,113)             5,599,091
                                                                            (f)        (72,499)
                                                                            (f)         (7,000)
WORK FORCE REDUCTION & OTHER                                        326,195                                   326,195
                                               -----------------------------      ------------------------------------

TOTAL EXPENSES:                                  6,353,545        4,617,913           (322,290)            10,649,168
                                               -----------------------------      ------------------------------------

EARNINGS (LOSS) FROM OPERATIONS                   (930,513)      (4,206,532)           619,004             (4,518,041)
                                               -----------------------------      ------------------------------------

Interest Expense                                   337,361                                                    337,361

Interest Income                                    605,910           76,405 (h)        (76,405)               605,910

Gain on Sale of Product Lines                       22,820                                                     22,820

Other Income(Expense)-net                          190,430                                                    190,430

                                               -----------------------------      ------------------------------------

Earnings Before Taxes on Income                   (448,714)      (4,130,127)           542,599             (4,036,242)
                                               -----------------------------      ------------------------------------

Income Taxes                                      (140,000)          10,341 (i)     (1,466,673)            (1,596,332)
                                               -----------------------------      ------------------------------------

                                               -----------------------------      ------------------------------------
NET EARNINGS(LOSS)                             $  (308,714)     $(4,140,468)      $  2,009,272           $ (2,439,910)
                                               =============================      ====================================

NET INCOME PER SHARE-BASIC                     $     (0.10)     $     (2.80)                             $      (0.82)
                                               =============================      ====================================
NET INCOME PER SHARE-DILUTED                   $     (0.10)     $     (2.80)                             $      (0.82)
                                               =============================      ====================================

Basic Weighted Ave Shares                        2,982,397        1,481,000                                  2,982,397
                                               =============================      ====================================
Dilutive Weighted Ave Shares                     2,982,397        1,481,000                                  2,982,397
                                               =============================      ====================================

      Notes to Unaudited Pro Forma Combined Condensed Financial Statements

1.       Basis of Pro Forma Presentation

         The unaudited pro forma combined condensed financial statements of ASA have been prepared on the basis of assumptions relating to the allocation of consideration paid to the acquired assets and liabilities of PCRV based on management's best preliminary estimates. The actual allocation of the amount of the consideration may differ from that reflected in these unaudited pro forma combined condensed financial statements. Below are tables of the estimated acquisition costs and estimated purchase price allocation for PCRV:

     Cash                                                            $  500,000

     Note Payable                                                        90,000

     Purchase Price Adjustment per terms
       Of Asset Purchase Agreement                                       16,000

     Direct acquisition costs                                            81,000
                                                                     ----------

     Total Purchase Price                                            $  687,000
                                                                     ==========

Estimated fair value of net tangible assets:

     Receivable-net                                350,000

     Other assets                                   10,000

     Accounts payable                            (397,000)
     Accrued expenses                            (268,000)
     Deferred revenue                            (487,000)
                                                -------------------------------
Value of net tangible assets                                         $ (792,000)
                                                                     ----------
Estimated fair value of identifiable
   Intangible assets (Software):                       232,000
                                                --------------------------------

Value of net identifiable intangible assets                             232,000

Goodwill                                                              1,247,000
                                                                     ----------
                                                                     $  687,000
                                                                     ==========

2. Pro Forma Adjustments:

(a) to eliminate assets and liabilities retained by PCRV. The following balance sheet items were not transferred to the Company:

   1.   Cash - $127,000
   2. Accounts receivable deemed uncollectible or greater than 90 days old- $56,000
   3.   Other Current assets:
        --     Notes receivable                            $236,000
        --     Inventory                                     48,000
        --     Prepaid expense and other                     21,000
                                                           --------
                                                           $305,000
   4.   Leasehold improvements - $58,000
   5.   Accrued expenses consisting of:
        --     Payroll and related compensation            $ 96,000
        --     IRS Assessment accrual                       410,000
        --     Litigation accrual for pending
                    legal settlements                        72,000
        --     Workforce reduction accrual                   57,000
        --     Loans from officers and directors             46,000
   .    --     Sales tax payable                             27,000
                                                           --------
                                                           $708,000

(b) to reflect the $500,000 in cash paid by the Company along with Note payable of $90,000 and the Purchase Price Adjustment of approximately $16,000 (total of $106,000) due PCRV under the terms of the Asset Purchase Agreement
(c) to record as goodwill the excess of cost over the fair value of net assets acquired. Although the Company acquired certain intangible assets in the acquisition of PCRV such as license and maintenance agreements, and customer lists, the Company was not able to identify a specific value associated with these intangibles and as such they have been classified as goodwill
(d) to accrue the estimated professional fees to attorneys, accountants and advisors
(e)     to eliminate the equity of PCRV
(f)     to eliminate PCRV's depreciation and amortization expense for the period
(g) to record depreciation expense based on a preliminary purchase price allocation
(h) to eliminate PCRV's interest income for interest bearing assets which are not being transferred to the Company
(i) to record the adjustment required to reduce the Company's ProForma income taxes to a 40% rate.